Exhibit 99.1

EAGLE PHARMACEUTICALS ADOPTS LIMITED DURATION STOCKHOLDER RIGHTS PLAN

WOODCLIFF LAKE, New Jersey, October 31, 2024 – Eagle Pharmaceuticals, Inc. (the “Company” or “Eagle”) (OTCMKTS: EGRX) today announced that its Board of Directors (the “Board”) has adopted a limited duration stockholder rights agreement (the “Rights Plan”), effective immediately.

The Company continues to experience a significant dislocation in the trading price of its common stock. The Rights Plan is intended to enable each of the Company’s stockholders to have the opportunity to realize the long-term value of their investment. The Rights Plan is intended to reduce the likelihood that any person or group gains control of the Company through open market accumulation of the Company’s common stock or other means and thereby potentially disadvantaging the interests of the Company’s stockholders without appropriately compensating all stockholders or without providing the Board sufficient time to make informed judgments and take actions that are in the best interests of the Company and its stockholders. The Rights Plan was adopted in response to the significant and ongoing dislocation in the trading price of the Company’s common stock and recent unsolicited efforts by third parties to capitalize on this dislocation, including through accumulations of the Company’s common stock. As previously disclosed, the Company is conducting a review process to evaluate a range of potential financing and other alternatives to strengthen its liquidity position and capital structure.

In addition, the Rights Plan does not prevent the Board from engaging with parties or accepting an acquisition proposal if the Board believes that it is in the best interests of the Company and all of its stockholders. The Rights Plan is similar to other plans adopted by publicly held companies in comparable circumstances, and does not contain any dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future Board to redeem the Rights (as defined below).

In connection with the adoption of the Rights Plan, the Board declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of the Company’s common stock as of the close of business on November 11, 2024, the record date. The Rights will be exercisable only if a person or group (an “Acquiring Person”) acquires or launches a tender or exchange offer to acquire beneficial ownership (which includes certain synthetic equity interests) of 10% or more of the Company’s outstanding common stock (15% in the case of a passive institutional investor as described in the Rights Plan). Any stockholders that beneficially own shares of the Company’s outstanding common stock above the applicable threshold as of the time of this announcement are grandfathered at their current ownership levels but are not permitted to increase their ownership without triggering the Rights Plan. Once the Rights become exercisable, each Right will entitle its holder (other than any Acquiring Person, whose Rights will become void) to purchase, for $10.00, additional shares of the Company’s common stock having a market value of twice such exercise price. In addition, the Rights Plan has customary flip-over and exchange features.

The Rights Plan will automatically expire on October 30, 2025, without any further action being required to be taken by the Board, unless the rights are earlier redeemed or exchanged by the Company. Additional information regarding the Rights Plan will be contained in a Form 8-K to be filed by the Company with the U.S. Securities and Exchange Commission.

About Eagle Pharmaceuticals, Inc.

Eagle is a fully integrated pharmaceutical company with research and development, clinical, manufacturing and commercial expertise. Eagle is committed to developing innovative medicines that result in meaningful improvements in patients’ lives. Eagle’s commercialized products include PEMFEXY®, RYANODEX®, BENDEKA®, BELRAPZO®, TREAKISYM® (Japan), and BYFAVO® and BARHEMSYS® through its wholly owned subsidiary Acacia Pharma Inc. Eagle’s oncology and CNS/metabolic critical care pipeline includes product candidates with the potential to address underserved therapeutic areas across multiple disease states, and the company is focused on developing medicines with the potential to become part of the personalized medicine paradigm in cancer care. Additional information is available on Eagle’s website at www.eagleus.com.

Forward Looking Statements

This Press Release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “could,” “may,” “intend,” “remain,” “regain,” “maintain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “seek,” “continue,” “goal,” “estimate,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements with respect to: the impact of the adoption of the Rights Plan, including the ability of the Rights Plan to protect stockholders’ ability to realize the long-term value of their investment and to effectively provide the Board sufficient time to make informed judgments and take actions that are in the best interests of the Company and its stockholders, and expectations regarding the Company’s process to review potential financing and other alternatives, including the types of arrangements or transactions, if any, that the Company may determine to pursue, the scope and timing of such review process, the potential value of any such arrangements or transactions and the outcome of such review process. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, which could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the completion of the review and preparation of the Company’s financial information and internal control over financial reporting and disclosure controls and procedures and the timing thereof; the discovery of additional information; further delays in the Company’s financial reporting, including as a result of unanticipated factors; the Company’s ability to obtain resolution with respect to the events of default under its Third Amended and Restated Credit Agreement, as amended; the Company's ability to obtain financing and the timing and potential terms thereof; whether the objectives of the review of potential financing and other alternatives process will be achieved, the terms, structure, benefits and costs of any arrangement or transaction resulting therefrom, and whether any transaction will be consummated at all; the extent to which the Rights under the Rights Plan become exercisable, if at all; the risk that the review of potential financing and other alternatives and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other relationships and on its operating results and business generally; the risk that the review of potential financing and other alternatives could divert the attention and time of the Company’s management; the costs resulting from the review of potential financing and other alternatives; the risk of the Company potentially seeking protection under bankruptcy laws; the possibility that the Company will be unable to re-list its common stock on the Nasdaq or another exchange and, if re-listed, the possibility that the Company thereafter will be unable to continue to comply with the listing rules of such exchange; the limitations on trading of the Company’s common stock related to the Company’s trading on the OTC Expert Market; the impact on the price of the Company’s common stock and the Company’s reputation; the Company’s ability to remediate material weaknesses in its internal control over financial reporting; the Company’s ability to recruit and hire a new Chief Executive Officer and new Chief Financial Officer and retain key personnel; the ability of the Company to realize the anticipated benefits of its plan designed to improve operational efficiencies and realign its sales and marketing expenditures and the impacts thereof; the Company’s reliance on third parties to manufacture commercial supplies of its products and clinical supplies of its product candidates; the impacts of geopolitical factors such as the conflicts between Russia and Ukraine and Hamas, Iran and Israel; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates and successful compliance with Federal Drug Administration, European Medicines Agency and other governmental regulations applicable to product approvals; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; whether the Company can successfully market and commercialize its products; the success of the Company's relationships with its partners; the outcome of litigation and other legal proceedings and the risk of additional litigation and legal proceedings, including with respect to the matters referenced herein; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and competition from generic entrants into the market; unexpected safety or efficacy data observed during clinical trials; clinical trial site activation or enrollment rates that are lower than expected; the risks inherent in drug development and in conducting clinical trials; risks inherent in estimates or judgments relating to the Company’s critical accounting policies, or any of the Company’s estimates or projections, which may prove to be inaccurate; unanticipated factors in addition to the foregoing that may impact the Company’s financial and business projections and may cause the Company’s actual results and outcomes to materially differ from its estimates and projections; and those risks and uncertainties identified in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 23, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 9, 2023, and for the quarter ended June 30, 2023, filed with the SEC on August 8, 2023, and its subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this Press Release speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. There is no deadline or definitive timetable for the completion of the Company’s review process to evaluate potential financing and other alternatives, there can be no assurance as to the outcome of such process, and the Company does not intend to disclose or comment on further developments with respect to such process unless and until it determines that further disclosure is required by law or it otherwise deems appropriate.

Investor Relations Contact

Timothy McCarthy, CFA

917-679-9282

tim@lifesciadvisors.com

Lisa M. Wilson

212-452-2793

lwilson@insitecony.com